                                                                    Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

                                      ------------------
Distribution Date:                      October 15, 2001                                 Closing Date   October 19, 2000
                                      ------------------
Collection Period Begin Date:          September 1, 2001               Previous Distribution Date:    September 17, 2001
Collection Period End Date:           September 30, 2001           Previous Collection Period End Date:  August 31, 2001

---------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics             Cutoff                      Accrual
                                            Balance         Coupon     Calendar   Legal Final Maturity    CUSIP
---------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $230,000,000     6.745%    Actual/360           11/15/2001     03216TAA8
ii.                    Class A-2 Notes       240,000,000     6.700%       30/360            02/17/2003     03216TAB6
iii.                   Class A-3 Notes       315,000,000     6.670%       30/360            07/15/2004     03216TAC4
iv.                    Class A-4 Notes       103,640,000     6.760%       30/360            02/15/2005     03216TAD2
v.                       Class B Notes        28,510,000     7.080%       30/360            07/15/2005     03216TAE0
vi.                      Class C Notes        14,260,000     7.440%       30/360            02/15/2007     03216TAF7
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                                   Balance as of          % of Original Balance     Unpaid Interest  Unpaid Interest
                                              09/17/01       10/15/01     09/17/01       10/15/01         09/17/01         10/15/01
------------------------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $          0  $          0     0.00%        0.00%                  -               -
ii.                    Class A-2 Notes       127,913,584   103,176,807    53.30%       42.99%                  -               -
iii.                   Class A-3 Notes       315,000,000   315,000,000   100.00%      100.00%                  -               -
iv.                    Class A-4 Notes       103,640,000   103,640,000   100.00%      100.00%                  -               -
v.                       Class B Notes        28,510,000    28,510,000   100.00%      100.00%                  -               -
vi.                      Class C Notes        14,260,000    14,260,000   100.00%      100.00%                  -               -
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
C. Reserve Account
---------------------------------------------------------------------------------------------------------------------
i.     Initial Reserve Deposit                           $7,128,117.29
ii.    Beginning of Period Reserve Balance                7,128,117.29
iii.   Specified Reserve Account Percent                          0.75% of Initial Pool Balance
iv.    Specified Reserve Account Floor                    7,128,117.29
v.     Specified Reserve Account Balance                  7,128,117.29
vi.    Reserve Account Release                                       -
vii.   Reserve Account Draws                                         -
viii.  Reserve Account Deposits                                      -
ix.    End of Period Reserve Balance                      7,128,117.29
x.     Specified Credit Enhancement Percent                       3.25%
xi.    Specified Credit Enhancement Floor                 7,128,117.29
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
D. Servicing
---------------------------------------------------------
I.     Servicing Fee Percentage                     1.00%
ii.    Beginning of Period Servicing Shortfall         -
iii.   End of Period Servicing Shortfall               -
---------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                           October 15, 2001                              Closing Date:   October 19, 2000
Collection Period Begin Date:               September 1, 2001                Previous Distribution Date: September 17, 2001
Collection Period End Date:                September 30, 2001       Previous Collection Period End Date:    August 31, 2001

---------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics                     Initial Balance        Balance as of            Percent of Original as of
                                                    09/30/00      08/31/01          09/30/01    08/31/01          09/30/01
---------------------------------------------------------------------------------------------------------------------------
i.    Principal Balance                          $ 950,415,639     $601,752,421  $576,184,692     63.31%           60.62%
ii.   Number of Contracts                               73,293           56,397        54,793     76.95%           74.76%
iii.  Weighted Average Coupon (WAC)                       9.44%            9.46%         9.46%
iv.   Weighted Average Original Term                     61.40            61.94         61.98
v.    Weighted Average Remaining Term                    49.40            41.04         40.23
vi.   Weighted Average Seasoning                         12.00            20.90         21.75

----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Performance                   # of Contracts   % of Number of Contracts  Principal  Balance     % of Principal Balance
                                         08/31/01  09/30/01  08/31/01     09/30/01    08/31/01   09/30/01       08/31/01  09/30/01
--------------------------------------------------------------------------------------------------------------------------------
i.    30-59 Days Delinquent                  707    640       1.25%        1.17%      $7,385,025  $6,383,141      1.23%    1.11%
ii.   60-89 Days Delinquent                  147    198       0.26%        0.36%       1,461,910   2,016,963      0.24%    0.35%
iii.  90-119 Days Delinquent                  45     43       0.08%        0.08%         490,549     428,554      0.08%    0.07%
iv.   120+ Days Delinquent                     -      -       0.00%        0.00%               -           -      0.00%    0.00%
v.    Repo In Inventory (Charged-off)         16     18       0.03%        0.03%         199,801     221,947      0.03%    0.04%
vi.   Repo In Inventory (Not Charged-Off)     24     24       0.04%        0.04%         388,537     294,914      0.06%    0.05%
vii.  Gross Charge-Offs in Period             61     54       0.11%        0.10%         551,314     513,860      0.09%    0.09%
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                            $              % of Original Balance
                                          08/31/01     09/30/01     08/31/01   09/30/01
----------------------------------------------------------------------------------------------------------
i.    Gross Charge-Offs In Period        $  551,314    $  513,860    0.058%    0.054%
ii.   Cumulative Gross Charge-Offs        4,749,984     5,263,844    0.500%    0.554%
iii.  Net Losses In Period                  367,070       368,416    0.039%    0.039%
iv.   Cumulative Net Losses               3,515,543     3,883,959    0.370%    0.409%
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
H. Pool Collections
------------------------------------------------------------------------
i.    Borrower Interest Collections                      $ 4,661,038.98
ii.   Borrower Principal Collections                      24,728,382.41
iii.  Net Liquidation Proceeds                               230,035.68
iv.   Recoveries                                             145,443.70
v.    Repurchase Amounts (Interest)                              767.45
vi.   Repurchase Amounts (Principal)                          95,450.49
vii.  Total Interest Collections                           4,661,806.43
viii. Total Principal Collections                         25,199,312.28
------------------------------------------------------------------------

------------------------------------------------------------------------
I. Pool Balance Reconciliation
------------------------------------------------------------------------
i.   Beginning Pool Balance                             $601,752,420.50
ii.  Pool Balance Reductions from Principal Collections   25,053,868.58
iii. Gross Charge-Offs In Period                             513,859.69
iv.  Ending Pool Balance                                 576,184,692.23
------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date                       October 15, 2001                               Closing Date      October 19, 2000
Collection Period Begin Date:          September 1, 2001                 Previous Distribution Date:   September 17, 2001
Collection Period End Date:           September 30, 2001        Previous Collection Period End Date       August 31, 2001

------------------------------------------------------------------------------
J. Total Available
------------------------------------------------------------------------------
i.   Total Pool Collections                                     $29,861,118.71
ii   Reinvestment Income from Reserve Account                        12,846.40
          Reserve Account Balance               $ 7,128,117.29
          Specified Reserve Account Amount        7,128,117.29
                                                ==============
iii. Reserve Account Release                              0.00            0.00
iv.  Collected Funds                                             29,873,965.11
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
K. Waterfall
                                                                                                             Reserve
                                                                            Amount Available    Reserve      Account         Amount
                                            Calculation Steps   Amount Due  for Distribution    Balance       Draw            Paid
------------------------------------------------------------------------------------------------------------------------------------
        Servicing Fee                         $   501,460.35
        Previous Servicing Fee Shortfall                0.00
                                              ==============
i.    Total Servicing Fee                         501,460.35   $  501,460.35  $29,873,965.11  $7,128,117.29    $0.00   $  501,460.35

ii.   Class A Notes Interest Distribution                       3,048,897.84   29,372,504.76   7,128,117.29     0.00    3,048,897.84

        Class A Notes Balance                 546,553,584.12
        Pool Balance                          576,184,692.23
                                              ==============
iii.  First Priority Principal Distribution             0.00            0.00   26,323,606.91   7,128,117.29     0.00            0.00

iv.   Class B Notes Interest Distribution                         168,209.00   26,323,606.91   7,128,117.29     0.00      168,209.00

        Class A and B Notes Balance           575,063,584.12
        Pool Balance                          576,184,692.23
                                              ==============
v.    Second Priority Principal Distribution            0.00            0.00   26,155,397.91   7,128,117.29     0.00            0.00

vi.   Class C Notes Interest Distribution                          88,412.00   26,155,397.91   7,128,117.29     0.00       88,412.00
vii.  Reserve Fund Deposit                                              0.00   26,066,985.91                                    0.00

        Outstanding Money Market Securities             0.00
        Total Notes Balance                   589,323,584.12
        Specified Credit Enhancement Amount    18,726,002.50
        Specified Reserve Account Amount        7,128,117.29
                                              --------------
        Specified Overcollateralization
          Amount                               11,597,885.21
        Target Securities Balance             564,586,807.02
                                              ==============
viii. Regular Principal Distribution           24,736,777.10   24,736,777.10   26,066,985.91                           24,736,777.10

ix.   Release to Seller                                         1,330,208.81    1,330,208.81   7,128,117.29             1,330,208.81
------------------------------------------------------------------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                October 15, 2001                                Closing Date     October 19, 2000
Collection Period Begin Date:    September 1, 2001                 Previous Distribution Date:   September 17, 2001
Collection Period End Date:     September 30, 2001        Previous Collection Period End Date       August 31, 2001

---------------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions                                                 Accrued
                                          Number of               Previous   Interest on  Total Bond     Total Bond
                                           Days in    Current     Interest     Interest    Interest       Interest      Interest
                                Coupon     Period     Interest   Shortfall    Shortfall       Due           Paid        Shortfall
---------------------------------------------------------------------------------------------------------------------------------
      Total Class A Notes                           $3,048,897.84   $     -     $      -  $3,048,897.84  $3,048,897.84     $    -
      Class A-1 Notes             6.745%       28               -         -            -              -              -
      Class A-2 Notes              6.70%       30      714,184.18         -            -     714,184.18     714,184.18          -
      Class A-3 Notes              6.67%       30    1,750,875.00         -            -   1,750,875.00   1,750,875.00          -
      Class A-4 Notes              6.76%       30      583,838.67         -            -     583,838.67     583,838.67          -
      Class B Notes                7.08%       30      168,209.00         -            -     168,209.00     168,209.00          -
      Class C Notes                7.44%       30       88,412.00         -            -      88,412.00      88,412.00          -
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
M. Bond Principal Distributions
-------------------------------------------------------------
      First Priority Principal Distribution    $            -
      Second Priority Principal Distribution                -
      Regular Principal Distribution            24,736,777.10
                                               ==============
      Total Principal Distribution              24,736,777.10

      Class A-1 Notes Principal Distribution                -
      Class A-2 Notes Principal Distribution    24,736,777.10
      Class A-3 Notes Principal Distribution                -
      Class A-4 Notes Principal Distribution                -
      Class B Notes Principal Distribution                  -
      Class C Notes Principal Distribution                  -
-------------------------------------------------------------